UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement

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BBR ALO FUND, LLC

(Name of Registrant(s) as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

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BBR ALO FUND, LLC

55 East 52nd Street, 18th Floor
New York, New York 10055

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders ("Shareholders") of BBR ALO Fund, LLC (the "Fund") will be held in person on Wednesday, December 9, 2026 at 10:00 a.m. Eastern Time at the offices of BBR Partners, LLC (the "Adviser"), 55 East 52nd Street, 18th Floor, New York, New York 10055 (the "Meeting"). At the Meeting, Shareholders will be asked to consider and vote upon the following proposals (collectively, the "Proposals," with each being a "Proposal") and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Proposals	Shareholders Entitled to Vote
1. To approve the reclassification of the Fund from "diversified" to "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Non-Diversification Proposal").	All Shareholders of the Fund
2. To approve a new Subadvisory Agreement among the Fund, the Adviser and AllianceBernstein L.P. (the "Proposed Subadvisory Agreement").	All Shareholders of the Fund

The Board of Directors of the Fund believes that approval of each Proposal is in the best interests of the Fund and its Shareholders, and has unanimously approved, and recommends that you vote "FOR" the Non-Diversification Proposal and "FOR" the Proposed Subadvisory Agreement.

The Proposals are discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposals. The enclosed materials contain the Notice of Special Meeting of Shareholders (the "Notice"), proxy statement and proxy card/voting instruction form. A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card/voting instruction form, we will vote the card/form as you indicated. If you simply sign, date and return the enclosed proxy card/voting instruction form, but do not specify a vote, your proxy will be voted "FOR" the Proposals.

Shareholders of record of the Fund at the close of business on October 16, 2026 are entitled to receive notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

It is important that your interest be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card/voting instruction form and returning it in the accompanying envelope as promptly as possible. It is important that your vote be received no later than 11:59 p.m. Eastern Time on December 8, 2026. In addition, any Shareholder who attends the Meeting may vote by ballot at the Meeting.

Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Fund's proxy solicitor, Broadridge Financial Solutions, Inc. ("Broadridge"), or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to BBR ALO Fund, LLC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet. Merely attending the Meeting will not revoke a validly given proxy received before the Meeting; however, voting by ballot at the Meeting will cancel any proxy previously given.

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REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING, PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM, OR, IF YOU RECEIVE PROXY MATERIALS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER THE SIZE OF YOUR INVESTMENT, PLEASE SEND IN THE PROXY CARD/VOTING INSTRUCTION FORM, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting. This Notice and the proxy statement are available on the internet at www.proxyvote.com. On this webpage, you will be able to access the Notice, the proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Directors of
BBR ALO Fund, LLC

Matthew Shapiro
Principal Executive Officer and Secretary of the Fund

October 26, 2026

3

PROXY STATEMENT

For

BBR ALO FUND, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

Dated October 26, 2026

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, DECEMBER 9, 2026

This proxy statement ("Proxy Statement") is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the "Board") of BBR ALO Fund, LLC (the "Fund") for use at a special meeting of the shareholders ("Shareholders") of the Fund to be held in person on December 9, 2026 at 10:00 a.m. Eastern Time at the offices of BBR Partners, LLC (the "Adviser"), 55 East 52nd Street, 18th Floor, New York, New York 10055 (the "Meeting").

The Proxy Statement provides you with information you should review before voting on the matters listed below and in the Notice of Special Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission ("SEC"). If there is anything you do not understand, please contact the Adviser at (212) 313-9870. The Proxy Statement, the Notice of Special Meeting of Shareholders and related proxy card/voting instruction form will be distributed to Shareholders beginning on or about October 27, 2026.

Proposals/Shareholders Entitled to Vote

The Meeting is being called to ask Shareholders to consider and vote on the following proposals (collectively, the "Proposals," with each referred to as a "Proposal"), which are described more fully below:

Proposals	Shareholders Entitled to Vote
1. To approve the reclassification of the Fund from "diversified" to "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Non-Diversification Proposal").	All Shareholders of the Fund
2. To approve a new Subadvisory Agreement among the Fund, the Adviser and AllianceBernstein L.P. ("AllianceBernstein") (the "Proposed Subadvisory Agreement").	All Shareholders of the Fund

The Board believes that approval of each Proposal is in the best interests of the Fund and its Shareholders, and has unanimously approved, and recommends that you vote "FOR" the Non-Diversification Proposal and "FOR" the Proposed Subadvisory Agreement.

Shareholders of record of the Fund as of the close of business on October 16, 2026 (the "Record Date") are entitled to attend and to vote at the Meeting. As of the Record Date, the Fund had 129,566,413.878 shares of limited liability company interests outstanding ("Shares").

TO ASSURE THE PRESENCE OF A QUORUM FOR THE FUND, PLEASE PROMPTLY VOTE THROUGH THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM. ALTERNATIVELY, IF YOU RECEIVE PROXY MATERIALS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM USING THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the matters to be voted on at the Meeting. Your vote is important, no matter the size of your investment. Please read the full text of this Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.

OVERVIEW

Why am I being asked to approve the reclassification of the Fund from "diversified" to "non-diversified"?

The Fund is currently classified as a "diversified" fund. While the Fund initially operated as a non-diversified fund, due to gradual changes in its investment portfolio, it operated as a diversified fund for three consecutive years, and became a diversified fund in June 2026. As a result, in order to operate as a non-diversified fund, the Fund must obtain Shareholder approval. A diversified fund must have at least 75% of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer.

A "non-diversified" fund is not required to meet the standard of a diversified fund, described above. Therefore, a non-diversified fund may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

If the reclassification is approved by Shareholders, the Fund will not be subject to the limitations of a diversified fund. Changing the Fund's classification to a non-diversified fund will provide the Adviser and the Fund's sub-advisers with enhanced flexibility to actively manage the Fund's portfolio holdings, including their ability to increase or decrease positions in single issuers. The Fund's investment goal, strategies and other investment policies will remain unchanged.

Could the proposal result in any changes to how the Fund is managed?

Yes, but the proposed reclassification to non-diversified is not expected to materially impact the manner in which the Fund is managed.

Reclassifying the Fund as non-diversified would mean the Fund would be able to invest a greater percentage of its assets in the securities of a single issuer or in fewer issuers than a fund that is classified as diversified. The Adviser believes, however, that doing so is in the best interests of the Fund and Shareholders, as it will provide increased investment flexibility and allow the Fund to more effectively implement its investment strategy; however, the Adviser's investment decisions may not be successful, and if a security or an issuer fails to produce the expected results, the negative impact to the Fund could be greater than if the Fund were diversified. Being classified as non-diversified may increase the Fund's price volatility and the risk that the net asset value of the Fund could decrease because of the poor performance of a single investment or that a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

If Shareholders approve the proposal, the Adviser is expected to manage the Fund as non-diversified. However, the Adviser may choose not to manage the Fund as non-diversified, depending on its assessment of the investment opportunities available to the Fund. The Adviser will reserve freedom of action to manage the Fund as non-diversified or diversified as it deems to be in the Fund's and Shareholders' best interests. If the Adviser does not manage the Fund as non-diversified within three years of Shareholder approval, 1940 Act rules would require the Fund to again seek Shareholder approval if the Adviser were to again desire to reserve freedom of action to manage the Fund as non-diversified. Regardless of any change in the Fund's diversification status under the 1940 Act, the Fund intends to comply with the diversification rules under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), to maintain the favorable tax treatment afforded the Fund by that section of the Code.

Will the reclassification increase the Fund's risk profile?

The Adviser believes reclassifying as non-diversified may enhance the Fund's ability to manage portfolio risk, and potentially decrease overall portfolio risk by providing the Fund with more flexibility to adjust individual positions based on the Adviser's relative risk expectations for these issuers. The change from a diversified fund to a non-diversified fund does not necessarily mean that the Adviser will manage the Fund as a more concentrated portfolio, and the Adviser does not anticipate material changes to the Fund's investment approach or program. However, concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers could adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Fund's assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers may also magnify any negative or underperformance by such issuers. In general, because the Fund's performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, the Adviser believes these additional risks are outweighed by the greater flexibility afforded to the Adviser and the Fund's sub-advisers in managing the Fund and implementing the Fund's investment strategy.

What if Shareholders do not approve the Non-Diversification Proposal?

If Shareholders do not approve the Non-Diversification Proposal, the Fund will continue to be managed as a "diversified" fund.

Why am I being asked to vote on the Proposed Subadvisory Agreement?

AllianceBernstein currently serves as a subadviser to the Fund pursuant to a subadvisory agreement among the Fund, the Adviser and AllianceBernstein, dated May 22, 2025 (the "Current Subadvisory Agreement"). As required by the 1940 Act, the Current Subadvisory Agreement automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of AllianceBernstein. This provision effectively requires the Fund's Shareholders to vote on a new subadvisory agreement if AllianceBernstein experiences a direct or indirect transfer of a controlling block of its voting securities for purposes of the 1940 Act. The Current Subadvisory Agreement has been submitted to Fund shareholders for approval only once—at a Special Meeting of Shareholders on June 27, 2025 in connection with the initial engagement of AllianceBernstein as a subadviser of the Fund.

As described in more detail in the Proxy Statement, Equitable Holdings, Inc. ("Equitable"), the holder of a majority of the partnership interests in AllianceBernstein and the indirect parent of AllianceBernstein Corporation, the general partner of AllianceBernstein, has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Corebridge Financial, Inc. ("Corebridge"), and various Corebridge subsidiaries, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company. It is anticipated that as a result of the merger, Equitable stockholders will own approximately 49% of the combined company and Corebridge stockholders will own approximately 51% of the combined company. This may constitute an indirect transfer of a "controlling block" of voting securities of AllianceBernstein and an "assignment" causing a termination of the Current Subadvisory Agreement (a "Change of Control Event"). To ensure continuation of AllianceBernstein's subadvisory services provided to the Fund, Shareholders are being asked to approve the Proposed Subadvisory Agreement.

At a Board meeting held on September 24, 2026, upon the Adviser's recommendation, the Board, including each Director who is not an "interested person" (as defined in the 1940 Act) of the Fund (each, an "Independent Director" and collectively, the "Independent Directors"), unanimously approved and recommended to Shareholders for their approval the Proposed Subadvisory Agreement. Pursuant to Section 15 of the 1940 Act, investment advisory agreements (including sub-investment advisory agreements) must be initially approved by a fund's board and a majority of the outstanding voting securities of the fund. Accordingly, you are being asked to approve the Proposed Subadvisory Agreement.

A discussion of the Proposed Subadvisory Agreement is contained in Proposal 2 of the Proxy Statement, and a form of the Proposed Subadvisory Agreement is attached hereto as Appendix A. As discussed in Proposal 2, the Adviser and the Board believe that approval of the Proposed Subadvisory Agreement will not result in any changes to the Fund's investment program.

Will the Proposed Subadvisory Agreement result in any changes in the portfolio management, investment objective, or investment strategy of the Fund?

No. The Proposed Subadvisory Agreement will not result in any changes to the Fund's investment objective, strategy, risks or restrictions. The Proposed Subadvisory Agreement will also not result in any changes to the services provided by AllianceBernstein, and the Change of Control Event is not expected to have any impact on AllianceBernstein's day-to-day operations. The portfolio managers of the portion of the Fund's assets allocated to AllianceBernstein will continue to manage their portion of the Fund's assets subject to ongoing oversight by the Adviser.

Will the subadvisory fees paid by the Fund increase?

No. The proposed fee rate to be paid to AllianceBernstein pursuant to the Proposed Subadvisory Agreement will be the same as the fee rate paid under the Current Subadvisory Agreement. Under the Current Subadvisory Agreement, the Fund pays a fee to AllianceBernstein, computed and payable monthly in arrears, calculated based on the net asset value of the respective allocated portion of the Fund's assets, at an annual rate of 0.30%.

How does the Proposed Subadvisory Agreement differ from the Current Subadvisory Agreement?

The Proposed Subadvisory Agreement will be identical in all material respects to the Current Subadvisory Agreement, except for the effective date of the agreement and the proposed initial term of the agreement.

Is the Fund paying for this proxy solicitation?

Yes. The Fund will bear all costs associated with this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and distributing this Proxy Statement.

How does the Board recommend that Shareholders of the Fund vote on the Proposals?

The Board unanimously approved and recommends that you vote "FOR" the reclassification of the Fund and "FOR" the Proposed Subadvisory Agreement.

Will one Proposal pass if the other Proposal is not approved?

Yes. The Proposals are not contingent on one another. Shareholders of the Fund will vote separately on each Proposal. If either Proposal is not approved, the Board, including the Independent Directors, would consider what additional actions, if any, would be appropriate.

VOTING PROCEDURES

Why did you send me this booklet?

You are receiving this booklet because you were a Shareholder of the Fund as of the Record Date—October 16, 2026. This booklet includes the Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above. The words "you" and "Shareholder" are used in this Proxy Statement to refer to the person or entity that has voting rights with respect to the Fund.

Who is asking for my vote?

The Board has sent a Proxy Statement to you and all other Shareholders of record as of the Record Date. The Board is soliciting your vote for the Proposals discussed herein.

Who is eligible to vote?

Shareholders holding an investment in the Fund as of the close of business on the Record Date are eligible to vote. Each whole Share shall be entitled to one vote, and each fractional Share shall be entitled to a proportionate fractional vote, as to any matter on which the Shareholder is entitled to vote as of the Record Date.

How do I vote?

You may vote by telephone, Internet or by completing the enclosed proxy card/voting instruction form and returning it in the accompanying envelope as promptly as possible. It is important that your vote be received no later than 11:59 p.m. Eastern Time on December 8, 2026. In addition, any Shareholder who attends the Meeting may vote by ballot at the Meeting.

If you do not expect to be present at the Meeting and wish to vote, please complete your proxy in accordance with the instructions included on the enclosed proxy card/voting instruction form. If your proxy/voting instruction form is properly returned, votes represented by it will be voted at the Meeting in accordance with your instructions for the Proposals. If your proxy/voting instruction form is properly executed and returned and no choice is specified on the proxy card/voting instruction form with respect to the Proposals, the proxy will be voted "FOR" the approval of each Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting.

Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Fund's proxy solicitor, Broadridge, or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to BBR ALO Fund, LLC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet. Merely attending the Meeting will not revoke a validly given proxy received before the Meeting; however, voting by ballot at the Meeting will cancel any proxy previously given.

How can I obtain more information about the Fund?

Please contact the Adviser at (212) 313-9870 with any questions about the Fund or the Meeting.

Copies of the Fund's Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, previously have been distributed or made available to Shareholders. This Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of the Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, without charge, by writing to the Fund at 55 East 52nd Street, 18th Floor, New York, New York 10055, or by calling (collect) (212) 313-9870. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC's website at www.sec.gov.

PROPOSAL 1

TO APPROVE THE RECLASSIFICATION OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED

Section 5(b) of the 1940 Act requires investment companies like the Fund to be classified as either diversified or non-diversified, and a fund's diversification status is considered a fundamental policy. Diversified funds are required to have at least 75% of their total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer. Non-diversified funds are not subject to these requirements. Under the 1940 Act, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless approved by the fund's shareholders. Under applicable SEC guidance, if a non-diversified fund operates for more than three consecutive years as diversified, it is considered diversified for SEC diversification purposes, and the change would need to be presented to the fund's board and then shareholders for approval if the fund wanted to change its classification back to non-diversified.

The Fund is currently classified as a diversified fund. The Fund became a diversified fund in June 2026 after operating within diversified fund limitations for three consecutive years. Shareholders are being asked to approve a change in the Fund's classification from diversified to non-diversified, as defined under the 1940 Act, by eliminating the Fund's fundamental policy regarding diversification. If the reclassification is approved, the Fund would begin to operate as a non-diversified fund as soon as reasonably practicable, and would be permitted to invest a larger percentage of its assets in a single issuer or a smaller number of issuers than it can as a diversified fund. Though the Fund will be classified as non-diversified, the Adviser will not immediately reposition the Fund and will continue transacting in the ordinary course of business in a manner such that the Fund will not pay any additional transaction fees or taxes with respect to its reclassification.

The Adviser believes that the Fund's reclassification as a non-diversified fund will benefit the Fund and its Shareholders because it provides more flexibility to pursue the Fund's current investment strategy. At a meeting held on September 24, 2026, the Board evaluated the recommendation of the Adviser to reclassify the diversification status of the Fund, noting the reasons for its belief that it would be in the best interests of the Fund and its Shareholders. The Board further noted that the reclassification is consistent with the investment mandate pursued by the Fund since inception. The Board considered that, notwithstanding that a non-diversified fund may present a heightened degree of investment risk than a diversified fund, the Fund's portfolio manager believes that the ability to invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers would benefit the Fund and its Shareholders by affording greater flexibility to the Adviser and the Fund's sub-advisers in managing the Fund and more effectively implementing the Fund's investment strategy.

Required Vote

Approval of the Non-Diversification Proposal requires the vote of a "1940 Act majority" of the outstanding voting securities of the Fund. For these purposes and as used herein, a "1940 Act majority" is the vote of (1) 67% or more of the voting securities of the Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE RECLASSIFICATION OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED.

PROPOSAL 2: APPROVAL OF A NEW SUBADVISORY AGREEMENT
AMONG THE FUND, THE ADVISER AND ALLIANCEBERNSTEIN

Introduction

AllianceBernstein currently serves as a subadviser to the Fund pursuant to the Current Subadvisory Agreement. On March 26, 2026, Equitable, the owner of AllianceBernstein, entered into the Merger Agreement, by and among Equitable, Corebridge and various Corebridge subsidiaries. Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company ("HoldCo"). Equitable is the indirect parent of AllianceBernstein Corporation, the general partner of AllianceBernstein. Equitable also holds 68% of the outstanding partnership interests of AllianceBernstein.

At the effective time of the merger, each issued and outstanding share of Equitable and Corebridge common stock, outstanding performance share units granted under any Equitable stock plan and preferred stock will be converted into, and become exchangeable for, newly created corresponding shares of HoldCo common stock or preferred stock with substantially identical powers, preferences, privileges and rights as the previously issued Equitable or Corebridge common or preferred stock. Upon closing, current Equitable stockholders will own approximately 49% of HoldCo and current Corebridge stockholders will own approximately 51% of HoldCo. HoldCo will be the indirect parent of AllianceBernstein Corporation and will hold 68% of the outstanding partnership interests of AllianceBernstein.

Currently, AllianceBernstein and its affiliates do not anticipate that the merger will have a material impact on AllianceBernstein or any affiliate of AllianceBernstein providing services to the Fund. Completion of the merger is subject to certain regulatory approvals and other conditions. This planned merger gives rise to the proposal to approve the Proposed Subadvisory Agreement.

The Fund is subject to Section 15 of the 1940 Act, which provides that any investment advisory agreement or subadvisory agreement with a registered investment company such as the Fund must terminate automatically upon its "assignment," which includes any direct or indirect transfer of a controlling block of outstanding voting securities of an investment adviser or subadviser or the parent company of an investment adviser or subadviser.

Such transfer is often referred to as a "Change of Control Event." It is anticipated that the closing of the transaction contemplated by the Merger Agreement may be deemed a Change of Control Event resulting in the automatic termination of the Current Subadvisory Agreement. In order to ensure that the existing subadvisory services AllianceBernstein provides to the Fund can continue uninterrupted following the transaction, at a Board meeting held on September 24, 2026, upon the Adviser's recommendation, the Board, including the Independent Directors, unanimously approved and recommended to Shareholders for their approval the Proposed Subadvisory Agreement.

Section 15(a) of the 1940 Act provides that "it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities [as that term is defined by the 1940 Act] of such registered company." Accordingly, in order for AllianceBernstein to continue to serve as a subadviser to the Fund, the Proposed Subadvisory Agreement also must be approved by Shareholders. If approved by Shareholders, the Proposed Subadvisory Agreement would be effective upon the later of such approval and the Change of Control Event, which, as of the date hereof, is anticipated to occur by the end of December 2026. The Proposed Subadvisory Agreement is described under the heading "Terms of the Proposed Subadvisory Agreement" below.

Information About AllianceBernstein

AllianceBernstein, a Delaware limited partnership, has been a registered investment adviser with the SEC since 1999. AllianceBernstein provides diversified investment management, research and related services globally to a broad range of clients through three distribution channels: institutions, retail and private wealth management. If approved by Shareholders, AllianceBernstein will continue to manage its allocation of the Fund's assets within its AB International Strategic Core Strategy, which focuses on quality, large cap stocks listed outside the United States. As of June 30, 2026, AllianceBernstein had approximately $906 billion in total assets under management. AllianceBernstein does not advise any other registered funds that have investment objectives similar to those of the Fund.

If approved by Shareholders, Kent Hargis and Brian Holland will continue to serve as the portfolio managers of the portion of the Fund's assets that will be allocated to AllianceBernstein.

Kent Hargis, who joined AllianceBernstein in 2003, is the Chief Investment Officer of Strategic Core Equities at AllianceBernstein. He created the Strategic Core platform and has been managing the Global, International and US Strategic Core portfolios since their inception in 2011. Mr. Hargis also has been portfolio manager for the Global Climate Transition Strategy Portfolio since 2022, and managed the Emerging Portfolio from 2015 through 2023. Mr. Hargis was global head of quantitative research for Equities from 2009 through 2014, with responsibility for directing research and the application of risk and return models across the firm's equity portfolios. Prior to joining AllianceBernstein, Mr. Hargis was chief portfolio strategist for global emerging markets at Goldman Sachs. From 1995 through 1998, he was assistant professor of international finance in the graduate program at the University of South Carolina, where he published extensively on various international investment topics. Mr. Hargis holds a PhD in economics from the University of Illinois, where his research focused on international finance, econometrics and emerging financial markets.

Brian Holland, who joined AllianceBernstein in 2004, is a Portfolio Manager and Senior Research Analyst for International Strategic Core Equities at AllianceBernstein. He joined the Strategic Core Equities team as a Senior Research Analyst in 2022 and was appointed Portfolio Manager of International Strategic Core Equities effective January 2023. From 2014 to 2022, Mr. Holland was a senior research analyst on the US Small and Mid Cap Value team, responsible for coverage of technology and materials companies. From 2011 to 2014, he covered companies in the consumer and technology sectors for a number of value equity strategies and as a generalist supporting the AllianceBernstein Strategic Opportunities Fund. Prior to such role, Mr. Holland was an associate portfolio manager, responsible for implementing portfolio decisions in value equity portfolios. Mr. Holland holds a BS in economics and policy and management from Carnegie Mellon University and is a CFA charterholder.

Appendix B provides the name, address and principal occupation of each principal executive officer and each manager of AllianceBernstein. No officer or Director of the Fund is an officer, employee, manager, general partner or shareholder of AllianceBernstein. No officer or Director of the Fund owns securities or has any other material direct or indirect interest in AllianceBernstein or any other person controlling, controlled by or under common control with AllianceBernstein. AllianceBernstein's principal office is located at 501 Commerce Street, Nashville, Tennessee 37203.

Terms of the Proposed Subadvisory Agreement

The Proposed Subadvisory Agreement is identical in all material respects to the Current Subadvisory Agreement, except for the effective date of the agreement and the initial term of the agreement. The terms of the Proposed Subadvisory Agreement are summarized below. Please also review the complete text of the Proposed Subadvisory Agreement, a form of which is attached as Appendix A.

In accordance with the power and authority granted to it under the investment advisory agreement between the Fund and the Adviser, the Adviser intends to continue to delegate, in compliance with applicable law and subject to required approvals, to AllianceBernstein the management of a discrete portion of the Fund's assets; provided that, in each case, the Adviser will oversee the services to be provided by AllianceBernstein and its employees. AllianceBernstein will be responsible for the investment and reinvestment of that portion of the Fund's assets designated by the Adviser from time to time.

The Proposed Subadvisory Agreement will be terminable, without penalty, by the (i) Adviser on not more than 60 days' written notice to AllianceBernstein, (ii) Board or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) on not more than 60 days' written notice to AllianceBernstein or (iii) AllianceBernstein on not less than 90 days' written notice to the Fund and the Adviser. The Proposed Subadvisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). If approved by Shareholders at the Meeting, after an initial term that will expire on March 31, 2028, the Proposed Subadvisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person, or pursuant to SEC exemptive relief, at a meeting called for the purpose of voting on such approval.

In consideration of the subadvisory services proposed to be provided to the Fund under the Proposed Subadvisory Agreement, the Fund will continue to pay a fee, computed and payable monthly in arrears, calculated based on the net asset value of the respective allocated portion of the Fund's assets, at an annual rate of 0.30%. For purposes of determining the subadvisory fees payable to AllianceBernstein, "net asset value" means the total value of the assets of the Fund allocated to AllianceBernstein as of the end of a month, less a pro rata portion of all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Shares on such date and before any reduction for any fees and expenses of the Fund. The subadvisory fees will be prorated for any partial period based on the number of days in such period. The subadvisory fees will be paid to AllianceBernstein out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund. For the Fund's fiscal year ended March 31, 2026, the Fund paid fees of $1,014,321 to AllianceBernstein pursuant to the terms of the Current Subadvisory Agreement.

Board Considerations in Approving the Proposed Subadvisory Agreement

At an in-person meeting held on September 24, 2026 (the "Board Meeting"), the Board, including the Independent Directors, considered and unanimously approved the Proposed Subadvisory Agreement. The Board also determined to recommend that Shareholders of the Fund approve the Proposed Subadvisory Agreement. The Independent Directors reviewed the approval of the Proposed Subadvisory Agreement in executive session with Fund counsel at which no representatives of the Adviser were present.

Background for the Board Approval

The Board Meeting was held for the purposes of considering, among other things, the anticipated impacts of the Proposed Subadvisory Agreement on the Fund and Shareholders and whether it would be in the best interests of the Fund and Shareholders to approve the Proposed Subadvisory Agreement. In advance of the Board Meeting, AllianceBernstein provided documents and information in response to a formal information request submitted by Fund counsel. Throughout the process, the Independent Directors were assisted by Fund counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the Proposed Subadvisory Agreement.

The Board's evaluation of the Proposed Subadvisory Agreement reflected the information provided specifically in connection with its review of the Proposed Subadvisory Agreement, as well as, where relevant, information that was previously furnished to the Board at other Board meetings. The Board's evaluation of the Proposed Subadvisory Agreement also reflected the knowledge gained as Directors of the Fund with respect to services provided by the Adviser, AllianceBernstein and the Fund's other subadvisers.

The Board's approvals and recommendations were based on the Directors' determination, within their business judgment, that it would be in the best interests of the Fund and the Shareholders for AllianceBernstein to continue to provide investment subadvisory services to the Fund.

Factors Considered in Approving the Proposed Subadvisory Agreement

In determining whether to approve the Proposed Subadvisory Agreement, the Board, including the Independent Directors, considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The Board also noted that the Proposed Subadvisory Agreement would retain the existing fee structure under the Current Subadvisory Agreement and that none of the terms of the Proposed Subadvisory Agreement would change other than the date and the initial term of the agreement.

(i) The nature, extent and quality of services provided by AllianceBernstein: The Board reviewed the services that AllianceBernstein provides to the Fund, including generally managing the Fund's investments in accordance with the stated policies of the Fund, noting that the services to be provided under the Proposed Subadvisory Agreement will be identical to those services currently provided by AllianceBernstein under the Current Subadvisory Agreement. The Board also noted AllianceBernstein's representations that the Change of Control Event was not expected to have any impact on AllianceBernstein's day-to-day operations or the services it provides to the Fund. The Board also discussed the amount of time AllianceBernstein dedicates to the Fund and the type of transactions that are effected on behalf of the Fund. The Board also considered AllianceBernstein's investment philosophies and investment processes with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and experience of AllianceBernstein's advisory and other personnel providing services to the Fund, noting that there were no plans to change such personnel as a result of the Change of Control Event. The Board then considered the administrative services provided by AllianceBernstein to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Board acknowledged AllianceBernstein's engagement of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services is provided to the Fund. Accordingly, the Board concluded that the quality and scope of services offered by AllianceBernstein to the Fund were appropriate and supported approval of the Proposed Subadvisory Agreement.

(ii) Investment performance of the Fund and AllianceBernstein: The Board considered the investment performance of the portion of the Fund managed by AllianceBernstein as compared to (a) other funds and accounts managed by AllianceBernstein that are comparable to such assets in terms of investment strategies and policies and other relevant criteria, including types of securities purchased ("Other Funds and Accounts"); and (b) an index of securities that may be regarded as representative of the performance of securities in which AllianceBernstein's portion of the Fund invests (the "Index"). The Board noted that the performance of the portion of the Fund's assets was (i) below the Other Funds and Accounts for the one-year period and (ii) below the performance of the Index for the one-year and since inception periods. The Board noted the impact of market conditions and volatility on the Fund, as well as the limited period of time that AllianceBernstein had, to date, managed Fund assets.

(iii) Cost of the services provided and profits realized by AllianceBernstein and from the relationship with the Fund: The Board considered the profitability of AllianceBernstein. The Board considered the fees paid to AllianceBernstein, the competitiveness of those fees, which had been negotiated at arm's length between the Adviser and AllianceBernstein, and the level of services provided by AllianceBernstein. The Board concluded that the profits realized by AllianceBernstein under the Current Subadvisory Agreement were within a range the Board considered reasonable and appropriate when considering the approval of the Proposed Subadvisory Agreement.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that the Adviser has negotiated reduced fees with AllianceBernstein. The Board concluded that the fees were appropriate at this time and that any economies of scale were appropriately reflected in the subadvisory fees paid by the Fund.

(v) Comparison of fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the fees paid by the Fund, and compared the fees to those being charged to the Other Funds and Accounts. The Board noted that the fee rates paid by the Fund to AllianceBernstein were less than the standard fee rates charged by AllianceBernstein to similar clients. The Board determined that the fees to be paid under the Proposed Subadvisory Agreement did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's-length bargaining.

The Board also received substantial information about AllianceBernstein, including information about its business and resources, the merger between Equitable and Corebridge and the combined company, and was satisfied that the Change of Control Event would not result in any adverse consequences for the Fund or Shareholders. In that regard, the Board noted representations from AllianceBernstein that the Change of Control Event was not expected to result in any changes to the services AllianceBernstein provides to the Fund, or the personnel providing those services.

Based on the foregoing and other relevant considerations, the Board, including all of the Independent Directors, acting within its business judgment: (i) determined that approval of the Proposed Subadvisory Agreement was in the best interests of the Fund and Shareholders; (ii) voted to approve the Proposed Subadvisory Agreement; and (iii) voted to recommend approval of the Proposed Subadvisory Agreement by Shareholders of the Fund.

Required Vote

Approval of the Proposed Subadvisory Agreement requires the vote of a "1940 Act majority" of the outstanding voting securities of the Fund. For these purposes and as used herein, a "1940 Act majority" is the vote of (1) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on Proposal 2, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSED SUBADVISORY AGREEMENT.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Fund generally is not required to hold annual meetings of Shareholders, and the Fund currently does not intend to hold such meetings unless certain specified Shareholder actions are required to be taken under the 1940 Act or the Fund's limited liability company agreement. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's Shareholders should send such proposals to the Secretary of the Fund at BBR Partners, LLC, 55 East 52nd Street, 18th Floor, New York, New York 10055. Any Shareholder proposal intended to be presented at any future meeting of the Fund's Shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent Shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

INFORMATION ABOUT THE MEETING

Record Date

Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement thereof. Each whole Share shall be entitled to one vote, and each fractional Share shall be entitled to a proportionate fractional vote, as to any matter on which the Shareholder is entitled to vote as of the Record Date. As of the Record Date, the Fund had 129,566,413.878 Shares outstanding. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meeting.

Revocation of Proxies

Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Fund's proxy solicitor, Broadridge, or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to BBR ALO Fund, LLC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet. Merely attending the Meeting will not revoke a validly given proxy received before the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by Shareholders. It is important that your vote be received no later than 11:59 p.m. Eastern Time on December 8, 2026. If you execute your proxy but give no voting instructions, your voting securities that are represented by proxies will be voted "FOR" the Proposals and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting.

Quorum, Voting and Adjournment

The presence at the Meeting, in person or by proxy, of Shareholders holding one-third of the total number of votes eligible to be cast by all Shareholders as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for the Fund.

In the event that a quorum is not present for the Fund, or if there are insufficient votes to approve a Proposal by the time of the Meeting, the proxies or their substitutes may propose that the Meeting be adjourned one or more times to permit further solicitation. In the absence of a quorum, the Meeting may be adjourned by action of a majority of the Shareholders present in person or by proxy without additional notice to Shareholders. The persons named as proxies will vote upon any other business that may properly come before the Meeting, including any adjournment, in accordance with their judgment.

Effect of Abstentions and Broker Non-Votes. Abstentions, if any, will be counted as Shares present and entitled to vote for purposes of determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a Proposal. As a result, because they are not votes cast "FOR" a Proposal, they will have the effect of a vote "AGAINST" each Proposal. There are not expected to be any broker non-votes as no voting securities are held by brokers or nominees.

Solicitation of Proxies

The initial solicitation of proxies will be made by e-mail or mail. Additional solicitations may be made by telephone, e-mail, mail, social media or other personal contact by the Fund's officers or employees or representatives of the Adviser, one of its affiliates or Broadridge, which has been retained to serve as the Fund's proxy solicitor. Broadridge will assist in the solicitation of proxy votes primarily by contacting Shareholders by telephone.

The Fund will bear all costs associated with this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees and the costs of printing and distributing this Proxy Statement. Broadridge's services include proxy consulting, distribution, tabulation and solicitation services. The cost of retaining Broadridge, including printing and distributing costs, is estimated to be approximately $6,678, plus disbursements. Costs will vary depending on the number of solicitations made. The Fund's officers, and those employees and representatives of the Adviser or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

OTHER INFORMATION

Ownership of Fund Voting Securities

As of the Record Date, no person, to the knowledge of the Fund, beneficially owned more than 5% of the outstanding voting securities of the Fund. As of that date, all of the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting securities of the Fund. In addition, no Director purchased or sold any securities of the Adviser, the Subadvisers, AllianceBernstein or their affiliates during the Fund's past fiscal year.

Service Providers

Adviser. BBR Partners, LLC, located at 55 East 52nd Street, 18th Floor, New York, New York 10055, serves as the investment adviser to the Fund.

Transfer Agent and Administrator. UMB Fund Services, Inc. located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, serves as the transfer agent and administrator for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP ("PwC") served as the Fund's independent registered public accounting firm to audit the accounts of the Fund for its most recently completed fiscal year. Representatives of PwC are not expected to attend the Meeting.

Shareholder Reports

Copies of the Fund's Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report previously have been distributed or made available to Shareholders. This Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of the Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report without charge, by writing to the Fund at 55 East 52nd Street, 18th Floor, New York, New York 10055, or by calling (collect) (212) 313-9870. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC's website at www.sec.gov.

Householding

To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of this Proxy Statement to Shareholders having the same last name and address on the Fund's records, unless the Fund has received contrary instructions from a Shareholder. The consolidation of these mailings benefits the Fund through reduced mailing expenses. To request a separate copy of the Proxy Statement, or for instructions as to how to request a separate copy of the Proxy Statement or as to how to request a single copy if multiple copies of the Proxy Statement are received, you may write to the Fund at 55 East 52nd Street, 18th Floor, New York, New York 10055, or call (212) 313-9870.

By Order of the Board,

Matthew Shapiro
Principal Executive Officer and Secretary

October 26, 2026

APPENDIX A

FORM OF PROPOSED SUBADVISORY AGREEMENT

Agreement, made as of [______], among BBR ALO Fund, LLC (the "Fund"), an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), BBR Partners, LLC, a registered investment adviser (the "Adviser"), and AllianceBernstein L.P., a registered investment adviser (the "Subadviser").

1.	Scope of Engagement.

(a)            The Adviser represents that it has the authority to engage subadvisers under the terms and conditions of the investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"). The Adviser hereby appoints the Subadviser as a subadviser to perform discretionary investment management services for the Fund as provided for herein. The Subadviser shall be responsible for the investment and reinvestment of that portion of the Fund's assets designated by the Adviser from time to time (the "Assets"). The Adviser hereby delegates to the Subadviser all of its powers granted by the Fund in the Advisory Agreement with full authority to buy, sell, or otherwise effect investment transactions involving the Assets in the name of the Fund. Unless otherwise directed by the Adviser, the Subadviser shall be authorized, without prior consultation with the Adviser or the Fund, to buy, sell, and trade in stocks, bonds, mutual funds, and other securities and/or contracts relating to the same, on margin (only if written authorization has been granted) or otherwise, and to give instructions in furtherance of such authority to UMB Bank, N.A., the Fund's custodian, or any successor custodian (the "Custodian"). The authority granted to the Subadviser shall continue in force until this Agreement is terminated in accordance with Paragraph 9 hereof.

(b)            The Adviser shall provide the Fund's offering memorandum, as amended, supplemented and/or restated from time to time (the "Memorandum") prior to the Subadviser's obligation to commence management of the Assets. The Adviser shall immediately notify the Subadviser, in writing, if information previously provided in the Memorandum has changed relative to the Fund's investment objective, policies, strategies or restrictions. The Subadviser shall manage the Assets in accordance with: (i) the Fund's investment objective, policies, strategies and restrictions as described in the Memorandum; (ii) applicable procedures or policies adopted or approved by the Adviser or the Fund's Board of Directors (the "Board") with respect to the Fund as from time to time in effect and furnished in writing to the Subadviser; and (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a "regulated investment company." The Subadviser shall not be required to verify any information and/or directions obtained from the Adviser and is expressly authorized to rely thereon.

(c)            The Adviser acknowledges and understands that the service to be provided by the Subadviser under this Agreement is specifically limited to the management of the Assets and does not include financial planning or any other related or unrelated services as respects other clients of the Adviser. The Adviser shall furnish the Subadviser with copies of the Memorandum and shareholder reports, and the Subadviser will be provided the opportunity to review and approve any description of the Subadviser and its investment process set forth therein.

2.	Compensation and Expenses.

(a)            The Subadviser's fees for investment management services provided under this Agreement shall be in accordance with the fee schedule annexed hereto and made a part hereof as Schedule "A". No increase in the Subadviser's fees shall be effective without prior written notification to, and acceptance by, the Adviser and shareholders of the Fund, as required by applicable law.

(b)            The Subadviser will bear all expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by the Subadviser.

3.	Custodian.

The Assets shall be held by the Custodian. The Subadviser is authorized to give instructions to the Custodian with respect to all investment decisions regarding the Assets, and the Custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Subadviser shall reasonably direct in connection with the performance of the Subadviser's obligations in respect of the Assets. The Subadviser shall not be liable for any act or omission of the Custodian that is not at the direction of the Subadviser.

Subadviser shall be given at least thirty (30) days' written notice of any intention to choose another or to terminate the Custodian, together with the name and other relevant information with respect to the new Custodian. If the custody account with the Custodian is terminated without designating a successor Custodian, the Subadviser reserves the right to terminate this Agreement and its obligations hereunder. The Adviser shall immediately notify the Subadviser of the termination or receipt of notice of termination of the Custodian.

4.	Aggregation of Trades; Transactions with Affiliates.

(a)            The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

(b)            The Subadviser is authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with the Subadviser, the Adviser or any other subadviser to the Fund, if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures, if applicable. In no instance may portfolio securities be purchased from or sold to the Subadviser, the Adviser or any other subadviser to the Fund or any person affiliated with the Subadviser, the Adviser any other subadviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the 1940 Act, and any exemptive order then currently in effect. To comply with the foregoing, each of the Adviser and the Subadviser shall provide the other party with a list of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons. In addition, the Adviser will specifically identify in writing (i) any publicly-traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (ii) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

5.	Risk Acknowledgment.

The Adviser acknowledges that the Subadviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of the Subadviser's overall management of the Fund.

6.	Directions to the Subadviser; Independent Contractor.

(a)            The Adviser will be responsible for forwarding written directions, notices and instructions to the Subadviser, which shall be effective upon receipt by the Subadviser. The Subadviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

(b)            The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund, and nothing in this Agreement shall be construed as making the Adviser or the Fund a partner or co-venturer with the Subadviser or any of its affiliates. The Subadviser shall be responsible for managing any collateral and margin requirements associated with investments made for the Assets.

7.	Proxies.

(a)            The Subadviser, or a third-party designee acting under the authority and supervision of the Subadviser, shall be responsible for directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund, in relation to the Assets, shall be voted. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies and related shareholder communications upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the 1940 Act.

(b)            The Subadviser shall be responsible for making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other corporate actions pertaining to the Assets, unless the Adviser or the Fund otherwise specifically directs in writing. The Subadviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the Assets. The Subadviser shall have no obligation to initiate any legal proceeding (including, without limitation, class actions and bankruptcies) with respect to the securities constituting the Assets and shall not file proofs of claims relating to the Assets.

8.	Reports and Information.

(a)            The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as the Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the management of the Assets. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, the Subadviser shall provide the Fund, no less frequently than quarterly, with periodic investment reports in such form as may be mutually agreed upon by the Subadviser and the Adviser.

(b)            The Subadviser shall provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Assets required for the Memorandum, reports to the Fund's shareholders or filings with the Securities and Exchange Commission (the "SEC"). Upon reasonable request, the Subadviser will make available relevant officers and employees to meet with the Board and/or the Adviser to review the Assets.

9.	Term and Termination.

(a)            This Agreement will become effective on the date set forth above, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period ending on March 31, 2028. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

(b)            This Agreement is terminable without penalty by the (i) Adviser on not more than 60 days' written notice to the Subadviser, (ii) Board or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) on not more than 60 days' written notice to the Subadviser or (iii) Subadviser on not less than 90 days' written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act or the Investment Advisers Act of 1940, as amended (the "Advisers Act")) and the Subadviser shall be notified by the Fund and the Adviser, or the Subadviser shall notify the Fund and the Adviser, as applicable, as soon as reasonably practicable and as permissible under applicable law or this Agreement before any such assignment occurs. In addition, notwithstanding anything herein to the contrary, if the Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Advisory Agreement terminates.

(c)            Termination of this Agreement and/or the services of the Subadviser will not affect: (i) the validity of any action previously taken by the Subadviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund's obligation to pay fees to the Subadviser in accordance with this Agreement.

10.	Non-Exclusive Management.

(a)            The Subadviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Subadviser does for the Assets. The Adviser expressly acknowledges and understands that the Subadviser shall be free to render investment advice to others and that the Subadviser does not make its investment management services available exclusively to the Adviser or the Fund. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Subadviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Subadviser such investment would be unsuitable for the Fund or if the Subadviser determines in the best interest of the Fund such purchase or sale would be impractical.

(b)            It is understood that: (i) the Subadviser shall be prohibited from consulting with any other subadviser to the Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser's responsibility regarding investment advice hereunder is limited to the Assets.

11.	Arbitration.

Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, the parties to this Agreement agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Each party hereto understands that such arbitration shall be final and binding, and that by agreeing to arbitration, each party is waiving its respective rights to seek remedies in court, including the right to a jury trial.

12.	Disclosure Statement.

The Adviser shall be responsible for providing to the Fund initially and annually thereafter a copy (or at times, an annual letter offering to deliver a copy) of the written Disclosure Statement of the Subadviser as currently set forth on Parts 2A & 2B of Form ADV (Uniform Application for Investment Adviser Registration), along with a copy of the Subadviser's Privacy Policy. The Subadviser warrants and represents to immediately forward to the Adviser all required amendments to its Disclosure Statement.

13.	Indemnification.

The Adviser agrees to defend, indemnify and hold harmless the Subadviser, its officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the Adviser's violation of any of the terms of this Agreement, or from any action or omission of the Adviser involving the gross negligence, fraud, willful misfeasance or bad faith of the Adviser, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, in the event of any claims, losses, damages, liabilities, costs and/or expenses directly resulting from the Subadviser's violation of any of the terms of this Agreement, or any action and/or omission of the Subadviser which (i) are relative to the services performed or to have been performed by the Subadviser pursuant to this Agreement and (ii) result from the Subadviser's own gross negligence, fraud, willful misfeasance or bad faith, or by reason of the Subadviser's reckless disregard of its obligations and duties under this Agreement, the Subadviser shall defend, indemnify and hold harmless the Adviser and the Fund, and their respective officers, directors, members, employees and/or agents. The Adviser and the Subadviser's obligations under this paragraph shall survive the termination of this Agreement.

14.	Good Standing.

The Adviser and the Subadviser hereby warrant and represent that they are each registered investment advisers in good standing, that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to registered investment advisers. In addition, the Adviser and Subadviser warrant and represent that neither is (nor any of their respective associated persons are) subject to any statutory disqualifications set forth in Sections 203(e) and 203(f) of the Advisers Act, nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser and the Subadviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances. In addition, the Subadviser shall promptly notify the Adviser of the naming of the Subadviser or its affiliates or principal(s) as a defendant in any material criminal, civil, administrative, or enforcement action that impact the services rendered hereunder.

15.	Compliance with Applicable Law.

The Adviser and the Subadviser each agree to comply with applicable laws, rules and regulations, including the Advisers Act and the 1940 Act. The Subadviser promptly will notify the Fund's Chief Compliance Officer ("CCO"): (i) in the event the SEC or other governmental or regulatory authority has censured the Subadviser, placed limitations upon the Subadviser's activities, functions or operations, suspended or revoked the Subadviser's registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (ii) upon becoming aware of any material fact relating to the Subadviser that is not contained in the Memorandum, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of the Subadviser's obligations and responsibilities contained in this Agreement, the Subadviser will provide reasonable assistance to the Fund in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the 1940 Act. Such assistance shall include, but not be limited to: (i) providing the Fund's CCO upon request with copies of the Subadviser's compliance policies and procedures; (ii) certifying periodically, upon the request of the Fund's CCO, that the Subadviser is in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (iii) facilitating and cooperating with the Fund's CCO to evaluate the effectiveness of the Subadviser's compliance controls; (iv) providing the Fund's CCO with direct access to the Subadviser's compliance personnel; (v) providing the Fund's CCO with periodic reports; and (vi) promptly providing the Fund's CCO with special reports in the event of material compliance violations. Upon request, the Subadviser will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the 1940 Act.

The Adviser, on behalf of the Fund, has claimed or intends to claim an exclusion for the Fund from the definition of a Commodity Pool Operator pursuant to Commodity Futures Trading Commission Rule 4.5. The Subadviser shall not manage the Assets in a manner that would cause the Fund not to qualify for such exclusion until otherwise approved by the Adviser in writing.

16.	Subadviser Obligations.

The Subadviser shall be obligated to comply with all of the following with respect to its services under this Agreement:

(a)            Its fiduciary duty to obtain "best execution" relative to all transactions for the Fund. Consistent with this obligation and in accordance with applicable securities laws, the Subadviser in its discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide the Subadviser with research, analysis, advice and similar services. The Subadviser may pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to the Subadviser's good faith determination that such commission is reasonable in terms either of the particular transaction or of the Subadviser's overall responsibility to the Fund and the Subadviser's other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Board for any reason.

(b)            With respect to trading errors committed by the Subadviser that impact the Fund, the Subadviser will immediately inform the Adviser and within a reasonable period of time provide the Adviser with written documentation of the events that led to the trading error and the corrective measures taken by the Subadviser.

(c)            Make all quarterly report filings on Form 13F as required pursuant to Section 13(f) of the Securities Exchange Act of 1934, as amended.

(d)            The Subadviser agrees to monitor the Assets. At the request of the Adviser or the Board, the Subadviser agrees to provide reasonable assistance to the Adviser, the Board and the Fund's pricing agents in valuing the Assets that are not publicly listed, including in connection with fair value pricing of the Assets.

17.	Restrictive Covenant.

The Subadviser acknowledges the Adviser's proprietary interest in its client relationships. The Subadviser, its officers, directors, members, employees and/or agents (collectively, for purposes of this Paragraph, the "Subadviser") shall not, either directly or indirectly, for itself or for the benefit of any other investment or financial services firm or professional (i.e., registered investment adviser, broker-dealer, bank, trust company, insurance agency, etc.), during the term of this Agreement and for a period of twenty-four (24) months thereafter, knowingly solicit to render, nor render, investment management, financial planning, insurance, or any other investment advisory or related consulting or advisory services to/from any of the Adviser's clients which became known to the Subadviser in connection with this Agreement, without the express prior written consent of the Adviser. The Subadviser acknowledges and understands that its violation of this section could result in irreparable harm to the Adviser and that an award of money damages, alone, will not be adequate to remedy such harm. Consequently, in the event that the Subadviser violates or threatens to violate this restriction, the Adviser, in addition to any other rights and remedies provided under law, shall be entitled to both: (a) a preliminary or permanent injunction in order to prevent the continuation of such harm; and (b) money damages, insofar as they can be reasonably determined, including, without limitation, all reasonable attorneys' fees and costs incurred by the Adviser in enforcing this restriction. In the event that any officer, director, member, employee, representative or agent of the Subadviser violates, or threatens to violate, any of the above representations, covenants and/or restrictions, the Subadviser agrees to reasonably cooperate and assist the Adviser's prosecution of any such violations on behalf of the Adviser, and accepts all corresponding financial responsibility for monetary damages and/or costs caused by any such actual or threatened violation. Notwithstanding the foregoing, the restrictive covenant set forth in this Paragraph 17 shall not prohibit a former Adviser client from receiving investment advisory services from the Subadviser at the behest of such former Adviser client's new investment adviser.

18.	Books and Records.

The Subadviser will maintain all required books and records with respect to the securities transactions of the Assets in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the 1940 Act, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. The Subadviser hereby agrees that all records which it maintains for the Fund or the Adviser are the property of the Fund or the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Fund or the Adviser and which are required to be maintained. The Subadviser further agrees to surrender promptly to the Fund or the Adviser any records which it maintains for the Fund or the Adviser upon request by the Fund or the Adviser, provided that the Subadviser shall have reasonable opportunity to create and maintain copies of applicable records.

19.	Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

20.	Privacy Notice/Confidentiality.

(a)            The Subadviser shall regard as confidential all information furnished to it by the Adviser concerning the Assets, the Fund and the Adviser (collectively, "Confidential Information") and shall not disclose Confidential Information to any third party, other than (i) the Adviser, (ii) the Fund, (iii) service providers employed by the Subadviser or the Fund, including in connection with the management, custody, brokerage and administration of the Assets, provided that the Subadviser shall be liable for any breach of this Agreement by such service providers retained by the Subadviser, (iv) as required by law or legal process or (v) in any proceeding between the Adviser and the Subadviser.

(b)            The Adviser will treat as confidential all non-public information and advice furnished to it by the Subadviser and will not disclose such non-public information to third parties except (i) the Subadviser, (ii) the Fund, (iii) service providers employed by the Adviser or the Fund, provided that the Adviser or the Fund shall be liable for any breach of this Agreement by such service providers retained by the Adviser or the Fund (iv) as required by law or legal process or (v) in any proceeding between the Adviser and the Subadviser.

(c)            The Adviser and the Subadviser acknowledge prior receipt of the other's Privacy Notice and Policy. The Adviser and the Subadviser agree to safeguard all information pertaining to the Fund and the Assets in accordance with the Subadviser's Privacy Policy and consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers, including providing a privacy notice to the Fund and maintaining a corresponding privacy policy to be followed by individuals and/or affiliated entities that may have access to information pertaining to the Fund or the Assets. The Adviser shall provide a copy of the Subadviser's Privacy Notice to the Fund.

(d)            The Adviser and the Subadviser shall implement and maintain (and require any of its agents and affiliates that have access to Confidential Information to maintain) commercially reasonable and appropriate administrative, technical, physical and organizational safeguards designed to: (i) ensure the security and confidentiality of the Confidential Information; (ii) protect against any anticipated threats or hazards to the security or integrity of the Confidential Information; and (iii) protect against unauthorized or unlawful access to or use of the Confidential Information and against accidental loss or destruction of, or damage to, Confidential Information. The Adviser and the Subadviser shall promptly notify the nonbreaching party of any unauthorized access to any Confidential Information and of any other breaches of security. The Adviser and the Subadviser shall reasonably cooperate with the nonbreaching party to ensure that the nonbreaching party is not negatively affected by any such occurrences or to mitigate the effects of same on the nonbreaching party. The Adviser and the Subadviser will review and test such safeguards on no less than an annual basis and shall promptly provide all information related to the Adviser's and the Subadviser's security policies and procedures reasonably requested by a party to this Agreement from time to time.

(e)            The terms of this paragraph shall survive the termination of this Agreement.

21.	Notices.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid: (1) to the Adviser or the Fund c/o the Adviser at BBR Partners, LLC, 55 East 52nd Street, 18th Floor, New York, New York 10055, Attention: General Counsel; or (2) to the Subadviser at AllianceBernstein L.P., 501 Commerce Street, Nashville, Tennessee 37203, Attention: IIM Legal.

22.	Applicable Law.

To the extent not inconsistent with applicable law, including, but not limited to, the 1940 Act and the Advisers Act, this Agreement shall be governed by and construed in accordance with the laws of the State of New York. In addition, to the extent not inconsistent with applicable law, the venue (i.e. location) for the resolution of any dispute or controversy between the Subadviser and the Adviser shall be the City of New York, State of New York.

23.	Authority.

Each of the parties hereto acknowledge that it has all requisite legal authority to execute this Agreement, and, with respect to the Fund and the Adviser, that there are no encumbrances on the Assets. Each of the parties hereto correspondingly agrees to immediately notify the other parties, in writing, in the event that these representations should change.

24.	Execution, Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument. A facsimile signature (or signature delivered by other similar electronic means, e.g., PDF) of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Fund, the Adviser and the Subadviser have each executed this Agreement on the day, month and year first above written.

CTA EXEMPTION: PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

BBR ALO Fund, LLC

BY:
Name:
Title:

BBR Partners, LLC

BY:
Name:
Title:

AllianceBernstein L.P.

BY:
Name:
Title:

[Signature Page to AllianceBernstein Subadvisory Agreement]

Schedule A

The Subadviser's annual fee for investment management services provided under this Agreement shall be based upon a percentage (%) of the net asset value of the Assets in accordance with the fee schedule in this Schedule "A." For the purpose of determining fees payable to the Subadviser, the value of the Assets shall be computed in the manner specified in the Memorandum for the computation of the value of the Fund's net assets. This annual fee shall be prorated and paid monthly, in arrears, based upon the market value of the Assets on the last business day of the previous month. Any fee for any partial period upon commencement or termination of this Agreement (a "Billing Period") will be pro-rated according to the portion of the Billing Period to which it relates. If (i) material additional assets are allocated to the Subadviser by the Adviser, or (ii) a material amount of Assets are withdrawn by the Adviser, during a Billing Period (as determined by the Subadviser in concert with the Adviser), a pro-rated fee will be charged or refunded on such assets based on the number of days the Assets are managed by the Subadviser during the Billing Period. No increase in the Subadviser's fees shall be effective without prior written notification to, and acceptance by, the Adviser and shareholders of the Fund, as required by applicable law. The Fund authorizes the Custodian to charge it the amount of the Subadviser's fee and, to the extent feasible, to have the Subadviser deduct the fee directly from the Fund in compliance with regulatory procedures.

The Subadviser shall notify the Adviser of the fee promptly after the end of the relevant billing period and the Adviser shall have five (5) business days thereafter to review the fee prior to the collection of the fee by the Subadviser.

FEE SCHEDULE

Strategy: International Strategic Core Equity

0.30% of the net asset value of the Assets

A-1

APPENDIX B

Ownership Structure of AllianceBernstein and AllianceBernstein's
Principal Executive Officers and Managers

As of the date of this Proxy Statement, the principal executive officers and managers of AllianceBernstein are as follows:

Name	Position
Seth Bernstein	Chief Executive Officer
Onur Erzan	President
Mark Manley	General Counsel and Corporate Secretary
Tom Simeone	Chief Financial Officer
Karl Sprules	Chief Operating Officer

The principal business address of AllianceBernstein and the foregoing individuals is 501 Commerce Street, Nashville, Tennessee 37203.

AllianceBernstein Corporation, AllianceBernstein Holding L.P., Alpha Units Holdings, Inc., Equitable Holdings Inc. and Alpha Units Holdings II, Inc. are the principal owners of AllianceBernstein.

B-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04507-S51163 For Against Abstain BBR ALO FUND, LLC 55 EAST 52ND ST, 18TH FLOOR NEW YORK, NY 10055 2. To approve a new Subadvisory Agreement among the Fund, BBR Partners, LLC and AllianceBernstein L.P. 1. To approve the reclassification of the Fund from "diversified" to "non-diversified" under the Investment Company Act of 1940, as amended. BBR ALO FUND, LLC The Board of Directors recommends you vote FOR the following proposals: The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 8, 2026. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 8, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

T04508-S51163 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available at www.proxyvote.com. BBR ALO Fund, LLC Special Meeting of Shareholders December 9, 2026, 10:00 AM, ET The undersigned hereby appoints Michael W. Anson and Matthew Shapiro as proxies of the undersigned, each with full power of substitution, to vote all of the shares of limited liability company interests of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 9, 2026 beginning at 10:00 AM, Eastern Time, and at any adjournments or postponements thereof. This proxy is solicited on behalf of the Fund's Board of Directors and, when properly executed, will be voted in the manner directed herein. If no such direction is made, but this proxy is signed, dated and returned, this proxy will be voted "FOR" proposal 1 and "FOR" proposal 2. This proxy also grants discretionary power to the proxies to vote, in their judgment, upon such other business as may properly come before the meeting, including whether to adjourn the Special Meeting. Continued and to be signed on reverse side